UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

Montauk Renewables, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39919	85-3189583
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5313 Campbells Run Road, Suite 200 Pittsburgh, Pennsylvania	15205
(Address of principal executive offices)	(Zip Code)

(412) 747-8700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MNTK	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 31, 2025, Montauk Energy Holdings, LLC (“MEH”), a subsidiary of Montauk Renewables, Inc. (“Montauk”), entered into the Sixth Amendment to the Second Amended and Restated Revolving Credit and Term Loan Agreement (the “Amended Credit Agreement”), by and among MEH, the financial institutions signatory thereto (collectively, the “Lenders”) and Comerica Bank, as administrative agent for the Lenders (the “Agent”), amending Montauk’s existing Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 12, 2018. The Amended Credit Agreement provides, among other things, for the replacement of the defined term Total Leverage Ratio with a new defined term Total Net Leverage Ratio and an increase in the Total Net Leverage Ratio to 3.50 to 1.00 for the quarter ended December 31, 2025, stepping down to 3.00 to 1.00 on March 31, 2026 and for all fiscal quarters thereafter. The Amended Credit Agreement also requires that MEH provide additional financial information and analysis to the lenders within fifteen business days of the end of each month.

The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is included as Exhibit 10.14.7, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.14.7	Sixth Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 31, 2025, by and among Montauk Energy Holdings, LLC, the financial institutions from time to time signatory thereto and Comerica Bank, as Administrative Agent

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONTAUK RENEWABLES, INC.

Date: January 7, 2026	By:	/s/ Kevin A. Van Asdalan
	Name:	Kevin A. Van Asdalan
	Title:	Chief Financial Officer